UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Pitney Bowes Inc.
(Name of Registrant as Specified In Its Charter)

Hestia Capital Partners LP Helios I, LP Hestia Capital Partners GP, LLC Hestia Capital Management, LLC Kurtis J. Wolf Milena Alberti-Perez Todd A. Everett Katie A. May Lance E. Rosenzweig
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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Hestia Capital Partners, LP (“Hestia Capital”), together with the other participants named herein (collectively, “Hestia”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2023 annual meeting of stockholders (the “Annual Meeting”) of Pitney Bowes Inc., a Delaware corporation (the “Company”).

Item 1: On May 2, 2023, Hestia posted the following material to www.TransformPitneyBowes.com:

Item 2: On May 3, 2023, Hestia sent the following email to subscribers of www.TransformPitneyBowes.com:

Item 3: On May 3, 2023, Hestia posted the following material to LinkedIn: